EXHIBIT INDEX



Exhibit
Number      Exhibit                                          Page No.

4.1         Rights Agreement (including a Form of         Incorporated herein
            Certificate of Adoption of Amendment as       by Reference
            Exhibit A thereto, a Form of Right
            Certificate as Exhibit B thereto and a
            Summary of Rights to Purchase Preferred
            Shares as Exhibit C thereto), incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on
            Form 8-A filed December 22, 1998

99.1        Form of letter to stockholders, dated         Incorporated herein
            February 1999, incorporated by                by Reference
            reference to Exhibit 99.1 to the
            Company's Registration Statement on
            Form 8-A filed December 22, 1998

99.2        Press Release, dated December 10, 1998                5



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